Operating Lease (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Leases [Abstract]
Right of use asset	$ 4,484,843	$ 369,747
Lease liability	$ 4,511,180	$ 336,537
Operating lease agreements, description	The Company entered into operating lease agreements primarily for offices. Certain lease agreements contain an option for the Company to renew a lease for a term of up to five years or an option to terminate a lease early. The Company considers these options in determining the classification and measurement of the leases.